UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2019

Commission	Name of Registrant, State of Incorporation,	IRS Employer
File Number	Address of Principal Executive Offices and Telephone Number	Identification Number
1-9894	ALLIANT ENERGY CORPORATION	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608)458-3311

1-4117	INTERSTATE POWER AND LIGHT COMPANY	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319)786-4411

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Alliant Energy Corporation	Common Stock, $0.01 Par Value	LNT	Nasdaq Global Select Market
Interstate Power and Light Company	5.100% Series D Cumulative Perpetual Preferred Stock, $0.01 Par Value	IPLDP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of Alliant Energy Corporation (“AEC”) on May 16, 2019 are as follows.

1.    Election of directors. Each nominee for director was elected by the following vote:

	For	Withheld	Broker Non-Votes
For a term expiring 2021
Roger K. Newport	173,060,164	1,413,549	29,840,645
For a term expiring 2022
Jillian C. Evanko	173,028,490	1,445,223	29,840,645
John O. Larsen	169,713,423	4,760,290	29,840,645
Thomas F. O’Toole	164,415,621	10,058,092	29,840,645

2.    Advisory vote to approve the compensation of the named executive officers. This matter was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
165,976,030	6,712,356	1,785,327	29,840,645

3.    Ratification of the appointment of Deloitte & Touche LLP as AEC’s independent registered public accounting firm for 2019. This matter was approved by the following vote:

For	Against	Abstain
197,984,061	5,508,960	821,337

4.    Shareowner proposal requesting periodic reports disclosing expenditures on political activities. This matter was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
93,023,315	78,231,708	3,218,690	29,840,645

The final results of voting on each of the matters submitted to a vote of shareowners of Interstate Power and Light Company (“IPL”) for action by written consent on May 16, 2019 in lieu of an annual meeting of shareowners are as follows. AEC voted all of the 13,370,788 outstanding shares of common stock of IPL (representing all of the shares outstanding and entitled to vote) in favor of and approved (1) the election of Roger K. Newport as a director of IPL for a term expiring in 2021 and the election of Jillian C. Evanko, John O. Larsen and Thomas F O’Toole as directors of IPL for terms expiring in 2022, and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2019. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: May 20, 2019	By: /s/ Robert J. Durian
Robert J. Durian
Senior Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY
Date: May 20, 2019	By: /s/ Robert J. Durian
Robert J. Durian
Senior Vice President and Chief Financial Officer